UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2017

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-201607	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

718 Thompson Lane, Suite 108-199 Nashville, Tennessee	37204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 940-9919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  X .

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      .

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. You should, however, consult further disclosures we make in this Current Report on Form 8-K.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:

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our ability to efficiently manage and repay our debt obligations;

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our inability to raise additional financing for working capital;

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our ability to generate sufficient revenue in our targeted markets to support operations;

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significant dilution resulting from our financing activities;

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actions and initiatives taken by both current and potential competitors;

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supply chain disruptions for components used in our product;

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manufacturers inability to deliver components or products on time;

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our ability to diversify our operations;

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the fact that our accounting policies and methods are fundamental to how we report our financial condition and results of operations, and they may require management to make estimates about matters that are inherently uncertain;

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adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;

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changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate;

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deterioration in general or global economic, market and political conditions;

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inability to efficiently manage our operations;

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inability to achieve future operating results;

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the unavailability of funds for capital expenditures;

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our ability to recruit, hire and retain key employees;

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the inability of management to effectively implement our strategies and business plans; and

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the other risks and uncertainties detailed in this report.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and in our Annual Report on Form 10-K for the year ended December 31, 2016.

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2017, the Registrant’s wholly-owned operating subsidiary, American Rebel, Inc. (“ARI”), completed the sale of a secured promissory note (the “Note”) in the principal amount of $250,000 with an interest rate of 12% per annum pursuant to the terms of a loan agreement between a private investor, and current stockholder, and ARI (the “Loan Agreement”).

As a condition of the Loan Agreement, ARI agreed to pledge all of its current inventory as collateral for the loan (the “Security Agreement”) and the Registrant’s chief executive officer agreed to guaranty the Note (the “Guaranty”).

The Note funded on July 7, 2017 and proceeds will be utilized for general working capital. ARI is required to make principal reduction payments in weekly installments equal to 75% of its weekly gross sales. All remaining principal and interest will be due on the 180th day from the date of the Note.

The Note may be prepaid in whole or in part, at any time.

The Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of ARI.

The Note contains default events which, if triggered and not timely cured (if curable), will result in a default interest at the rate of 36% per annum.

The above description of certain material terms of the Note, Loan Agreement, Security Agreement and Guaranty is not a complete description of all terms of the financing transaction and is qualified in its entirety by reference to the Note, Loan Agreement, Security Agreement and Guaranty, which are attached hereto as exhibits 4.1, 10.1, 10.2 and 10.3, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 pertaining to the Note and ancillary agreements (Entry into a Material Definitive Agreement) is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Unregistered Securities.

In connection with the sale of the Note described in Item 1.01 above, the Registrant agreed to issue the noteholder 250,000 shares of its common stock.

The above-described issuance was exempt from registration pursuant to Section 4(a)(2) and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description

4.1	$250,000 Note
10.1	Loan Agreement
10.2	Security Agreement
10.3	Guaranty

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: July 11, 2017	By: /s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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